EX-99.16.a

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Nomura ETF Trust II, hereby constitute and appoint Marty Wolin, Aaron Buser and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Nomura ETF Trust II’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 20th day of May, 2026.

/s/ Shawn K. Lytle
Shawn K. Lytle

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Nomura ETF Trust II, hereby constitute and appoint Marty Wolin, Aaron Buser and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Nomura ETF Trust II’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 20th day of May, 2026.

/s/ Jerome D. Abernathy
Jerome D. Abernathy

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Nomura ETF Trust II, hereby constitute and appoint Marty Wolin, Aaron Buser and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Nomura ETF Trust II’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 20th day of May, 2026.

/s/ Ann D. Borowiec
Ann D. Borowiec

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Nomura ETF Trust II, hereby constitute and appoint Marty Wolin, Aaron Buser and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Nomura ETF Trust II’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 20th day of May, 2026.

/s/ Joseph W. Chow
Joseph W. Chow

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Nomura ETF Trust II, hereby constitute and appoint Marty Wolin, Aaron Buser and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Nomura ETF Trust II’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 20th day of May, 2026.

/s/ H. Jeffrey Dobbs
H. Jeffrey Dobbs

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Nomura ETF Trust II, hereby constitute and appoint Marty Wolin, Aaron Buser and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Nomura ETF Trust II’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 20th day of May, 2026.

/s/ John A. Fry
John A. Fry

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Nomura ETF Trust II, hereby constitute and appoint Marty Wolin, Aaron Buser and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Nomura ETF Trust II’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 20th day of May, 2026.

/s/ Joseph Harroz, Jr.
Joseph Harroz, Jr.

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Nomura ETF Trust II, hereby constitute and appoint Marty Wolin, Aaron Buser and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Nomura ETF Trust II’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 20th day of May, 2026.

/s/ Sandra A.J. Lawrence
Sandra A.J. Lawrence

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Nomura ETF Trust II, hereby constitute and appoint Marty Wolin, Aaron Buser and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Nomura ETF Trust II’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 20th day of May, 2026.

/s/ Frances A. Sevilla-Sacasa
Frances A. Sevilla-Sacasa

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Nomura ETF Trust II, hereby constitute and appoint Marty Wolin, Aaron Buser and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Nomura ETF Trust II’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 20th day of May, 2026.

/s/ Thomas K. Whitford
Thomas K. Whitford

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Nomura ETF Trust II, hereby constitute and appoint Marty Wolin, Aaron Buser and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Nomura ETF Trust II’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 20th day of May, 2026.

/s/ Christianna Wood
Christianna Wood

EXHIBIT A
ACQUIRED FUND	ACQUIRING FUND
Nomura Smid Cap Core Fund, a series of Ivy Funds	Nomura Small and Mid Cap ETF, a series of Nomura ETF Trust II
Nomura Strategic Income Fund, a series of Delaware Group Government Fund	Nomura Strategic Income ETF, a series of Nomura ETF Trust II